UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) July 2, 2007

Armor Holdings, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-18863 (Commission File Number)	59-3392443 (IRS Employer Identification No.)

13386 International Parkway, Jacksonville, Florida (Address of Principal Executive Offices)	32218 (Zip Code)

(904) 741-5400
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On July 2, 2007, Armor Holdings, Inc., a Delaware corporation (“Armor”), issued a press release announcing that Armor commenced on that date a tender offer to purchase for cash $150 million in aggregate principal amount of Armor’s 8.25% Senior Subordinated Notes due 2013 (the “Notes”), representing all of the Notes currently outstanding.

In connection with the offer to purchase, Armor is soliciting consents to certain proposed amendments to the indenture governing the Notes to eliminate substantially all of the restrictive covenants and certain event of default provisions in the indenture.

The tender offer and solicitation are being conducted in connection with, and are conditioned upon, among other conditions, the completion of the proposed merger (the “Merger”) of Jaguar Acquisition Sub Inc., a Delaware corporation (“Merger Sub”) and a wholly-owned subsidiary of BAE Systems, Inc., a Delaware corporation (“BAE Systems”), with and into Armor pursuant to an Agreement and Plan of Merger (the “Merger Agreement”) among Armor, BAE Systems and Merger Sub, dated as of May 7, 2007. BAE Systems will provide Armor with funds to consummate the tender offer and solicitation.

This announcement is not an offer to purchase, nor a solicitation of an offer to purchase, or a solicitation of tenders or consents with respect to, any Notes. The offer to purchase and solicitations of consents are being made solely pursuant to the Offer to Purchase and Consent Solicitation Statement dated July 2, 2007 and accompanying Letter of Transmittal.

See the press release dated July 2, 2007, which is attached hereto as Exhibit 99.1 regarding the tender offer and consent solicitation for the Notes, and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following Exhibit is filed herewith as part of this report:

Exhibit	Description
99.1	Press Release of Armor Holdings, Inc., dated July 2, 2007.

Information in this Report may involve guidance, expectations, beliefs, plans, intentions or strategies regarding the future. Armor may use words such as “anticipates,” “believes,” “plans,” “expects,” “intends,” “future,” and similar expressions which constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are not guarantees of future performance and involve risks and uncertainties that could cause actual results to differ materially from those projected. These risks and uncertainties are described in Armor’s filings with the Securities and Exchange Commission, including the Armor’s Registration Statement on Form S-3, its 2006 Form 10-K and amendments thereto and most recently filed Forms 8-K and 10-Q. All forward-looking statements included in this Report are based upon information available to Armor as of the date of the Report, and speak only as the date hereof. We assume no obligation to update any forward-looking statements to reflect events or circumstances after the date of this document. Numerous factors could cause or contribute to such risks and uncertainties.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 3, 2007

ARMOR HOLDINGS, INC.

	By:	/s/ Robert R. Schiller
		Name:	Robert R. Schiller
		Title:	President and Chief Operating Officer

EXHIBIT INDEX

Number	Exhibit
99.1	Press Release of Armor Holdings, Inc., dated July 2, 2007